UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 25, 2017

McEWEN MINING INC.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	001-33190 (Commission File Number)	84-0796160 (I.R.S. Employer Identification No.)

150 King Street West, Suite 2800

Toronto, Ontario, Canada  M5H 1J9

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number including area code:  (866) 441-0690

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 25, 2017, McEwen Mining Inc. (the “Company”) held its annual meeting of shareholders. Of the 299,589,826 shares outstanding and entitled to vote at the meeting, 211,692,518 shares were voted, or 70.7% of the outstanding shares entitled to vote.

At the annual meeting, the shareholders elected the nine individuals nominated to be directors, approved the issuance of the Company’s common stock to Robert R. McEwen as described in the proxy statement, and ratified the appointment of Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm for the year ending December 31, 2017.

Election results for the directors nominated at the meeting are as follows:

	Shares Voted
Name of Nominee	For	Withheld	Broker Non-Votes
Robert R. McEwen	143,599,765	481,804	67,610,939
Allen V. Ambrose	143,326,005	755,564	67,610,939
Michele L. Ashby	143,365,081	716,488	67,610,939
Leanne M. Baker	143,338,036	743,533	67,610,939
Richard W. Brissenden	143,274,646	806,923	67,610,939
Gregory P. Fauquier	143,307,667	773,902	67,610,939
Donald R.M. Quick	143,260,914	820,655	67,610,939
Michael L. Stein	143,309,756	771,813	67,610,939
Robin Dunbar	143,362,609	718,960	67,610,939

Election results for the issuance of shares of the Company’s common stock to Robert R. McEwen are as follows:

For	Against	Abstain	Broker Non-Votes
142,008,272	1,441,830	631,467	67,610,939

Election results for the issuance of shares of the Company’s common stock to Robert R. McEwen, excluding votes cast by Mr. McEwen and his affiliates, are as follows:

For	Against	Abstain	Broker Non-Votes
66,216,551	1,441,830	631,467	67,610,939

Election results for the ratification of the appointment of E&Y as the independent registered public accounting firm for the year ending December 31, 2017 are as follows:

For	Against	Abstain	Broker Non-Votes
210,232,910	476,940	982,658	—

Item 7.01              Regulation FD Disclosure.

On May 31, 2017, the Company issued a press release announcing results of its annual meeting. A copy of the press release is attached to this report as Exhibit 99.1.

The information furnished under this Item 7.01, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

Item 9.01              Financial Statements and Exhibits.

(d)                   Exhibits. The following exhibits are furnished with this report:

99.1        Press Release dated May 31, 2017

Cautionary Statement

With the exception of historical matters, the matters discussed in the press release include forward-looking statements within the meaning of applicable securities laws that involve risks and uncertainties that could cause actual results to differ materially from projections or estimates contained therein. Such forward-looking statements include, among others, statements regarding future exploration, development, and production activities. Factors that could cause actual results to differ materially from projections or estimates include, among others, metal prices, economic and market conditions, operating costs, receipt of permits, receipt of working capital and future drilling results, as well as other factors described in our Annual Report on Form 10-K for the year ended December 31, 2016, and other filings with the United States Securities and Exchange Commission (“SEC”). Most of these factors are beyond the Company’s ability to predict or control. The Company disclaims any obligation to update any forward-looking statement made in the press release, whether as a result of new information, future events, or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

McEWEN MINING INC.

Date: May 31, 2017	By:	/s/ Carmen Diges
Carmen Diges, General Counsel

Exhibit Index

The following is a list of the Exhibits furnished herewith:

Exhibit
Number	Description of Exhibit

99.1	Press Release dated May 31, 2017